UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 28, 2012, the lenders under the Amended and Restated Credit Agreement by and among Eagle Rock Energy Partners, L.P. (the “Partnership”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, dated June 22, 2011 (the “Credit Agreement”), agreed to increase the aggregate commitments thereunder from $675 million to $820 million.  Concurrently with the increase in aggregate commitments, the Partners and the lenders entered into a First Amendment (the “First Amendment”) to the Credit Agreement, the primary changes of which included: (i) a temporary step-up in the Total Leverage Ratio (as defined in the Credit Agreement) from 4.50 to 1.00 to 4.75 to 1.00 through the third quarter of 2013; (ii) the temporary addition of a requirement to maintain a Senior Secured Leverage Ratio (as defined in the Credit Agreement) of 2.85 to 1.00 through the third quarter of 2013; and (iii) an increase in the permitted “other Investments” (as defined in the Credit Agreement) basket from $25,000,000 to $50,000,000.

The foregoing description of the First Amendment is a general description only and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the First Amendment is hereby incorporated into this Item 2.03 by reference.

Item 7.01.                                        Regulation FD Disclosure

On December 31, 2012, the Partnership issued a press release announcing that it had entered into the First Amendment, as described above in Item 1.01.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.

The information in this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                                        Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1

First Amendment to Amended and Restated Credit Agreement by and between Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated December 28, 2012.

99.1	Press release of Eagle Rock Energy Partners, L.P. dated December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: December 31, 2012	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1

First Amendment to Amended and Restated Credit Agreement by and between Agreement by and among the Partnership, the lenders party thereto and Wells Fargo Bank, National Association, as the administrative agent, dated December 28, 2012.

99.1	Press release of Eagle Rock Energy Partners, L.P. dated December 31, 2012.